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CUSIP NO. 02043Q107                 13G                     PAGE 17 OF 18 PAGES
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                                                                       Exhibit 2

                               POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of June, 2004.

                                      ARCH VENTURE FUND V, L.P.

                                      By: ARCH Venture Partners V, L.P.
                                          its General Partner

                                          By: ARCH Venture Partners V, LLC.
                                              its General Partner

                                              By: /s/ Keith Crandell
                                                  ---------------------
                                                  Managing Director

                                      ARCH V ENTREPRENEURS FUND, L.P.

                                      By: ARCH Venture Partners V, L.P.
                                          its General Partner

                                          By: ARCH Venture Partners V, LLC.
                                              its General Partner

                                              By: /s/ Keith Crandell
                                                  -------------------------
                                                  Managing Director

                                      ARCH VENTURE PARTNERS V, L.P.

                                      By: ARCH Venture Partners V, LLC
                                          its General Partner

                                                   By: /s/ Keith Crandell
                                                       ------------------------
                                                       Managing Director

                               Page 17 of 18 Pages

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CUSIP NO. 02043Q107                 13G                     PAGE 18 OF 18 PAGES
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                                                         Managing Director

                                      ARCH VENTURE PARTNERS V, LLC

                                      By: /s/ Keith Crandell
                                          ---------------------
                                          Managing Director

                                      /s/ Steven Lazarus
                                      -------------------------
                                          Steven Lazarus

                                      /s/ Keith Crandell
                                      -------------------------
                                          Keith Crandell

                                      /s/ Robert Nelsen
                                      -------------------------
                                          Robert Nelsen

                                      /s/ Clinton Bybee
                                      -------------------------
                                          Clinton Bybee

                               Page 18 of 18 Pages